Finance income and finance costs (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure Of Finance Income Expense Explanatory [Abstract]
Summary of Finance Income and Finance Cost

	Note	2019 US$m	2018 US$m	2017 US$m
Finance income from equity accounted units		4	7	4
Other finance income (including bank deposits, net investment in leases, and other financial assets)		296	242	137
Total finance income		300	249	141

Interest on:
– Financial liabilities at amortised cost (excluding lease liabilities) and associated derivatives		(816)	(775)	(819)
– Lease liabilities		(55)	(2)	(3)
Fair value movements:
– Bonds designated as hedged items in fair value hedges		(185)	96	28
– Derivatives designated as hedging instruments in fair value hedges		181	(73)	(22)
Loss on early redemption of bonds(a)		—	(94)	(256)
Amounts capitalised	14	321	296	224
Total finance costs		(554)	(552)	(848)

(a)
In 2018, loss on early redemption of bonds included a premium charge of US$72 million; unamortised debt issuance costs and fees of US$9 million, the write-off of the fair value hedge adjustment of US$16 million and the reclassification of a gain out of the cost of hedging reserve of US$3 million. In 2017, loss of early redemption of bonds included a premium charge of US$238 million; unamortised debt issuance costs and fees of US$14 million and the write-off of the fair value hedge adjustment of US$4 million. We did not buy back any bonds in 2019. See note 30.